UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                                 --------------

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report
                                 August 17, 2009

                          ESPEY MFG & ELECTRONICS CORP.
             (Exact name of registrant as specified in its charter)



           New York                    001-04383            14-1387171
(State or Other Jurisdiction of    (Commission File       (IRS Employer
        Incorporation)                  Number)         Identification No.)

               233 Ballston Avenue                      12866
            Saratoga Springs, New York
     (Address of principal executive offices)         (Zip Code)

               Registrant's telephone number, including area code:
                                 (518) 584-4100


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 17, 2009, Espey Mfg. & Electronics Corp. (the "Company") entered an employment agreement with David O'Neil, the Company's Treasurer and Principal Financial Officer. The agreement provides that upon Mr. O'Neil's termination without cause prior to August 31, 2012, he will be provided his then current salary and benefits he was receiving at the time of his discharge including, but not limited to, health care benefits, with the exception of stock options and bonuses for a period of six months or until Mr. O'Neil starts other employment. The full text of the agreement is attached to this Report as Exhibit 10.2.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit No.         Document
-----------         --------
10.2                Employment Agreement with David O'Neil dated August 17, 2009




SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 17, 2009              ESPEY MFG. & ELECTRONICS CORP.

                                   By:  /s/ David A. O'Neil
                                        ----------------------------------------
                                        David A. O'Neil, Treasurer and Principal
                                        Financial Officer



                                       2